UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 1, 2004
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Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2002, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC5)
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             (Exact name of registrant as specified in its charter)


          Delaware                  333-83986-10                13-3291626
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                  10036
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code  (212) 761-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On December 1, 2004, The Provident Bank ("Provident") resigned as servicer under the Pooling and Servicing Agreement (as defined below), and Litton Loan Servicing LP ("Litton") was appointed as successor servicer thereunder. In connection with such resignation and succession, the Registrant, Provident, Litton, NC Capital Corporation ("NC Capital") and Deutsche Bank National Trust Company, as trustee (the "Trustee"), entered into a Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004 ("Amendment"), which Amendment, among other things, amends certain provisions of the Pooling and Servicing Agreement dated as of October 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Registrant, Provident, NC Capital Corporation and the Trustee, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC5.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4 The Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004, by and among the Registrant, as depositor, The Provident Bank, as servicer, Litton Loan Servicing LP, as successor servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY ABS CAPITAL I INC.



Date:  January 6, 2005
                                      By:    /s/ Valerie Kay
                                          -------------------------------------
                                          Name:  Valerie Kay
                                          Title: Executive Director

                                INDEX TO EXHIBITS
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Item 601(a) of
Regulation  S-K                                                  Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

4                         The Servicer Resignation,                    E
                          Appointment, Assumption and Amendment
                          Agreement, dated as of December 1,
                          2004, by and among the Registrant, as
                          depositor, The Provident Bank, as
                          servicer, Litton Loan Servicing LP,
                          as successor servicer, NC Capital
                          Corporation, as responsible party,
                          and Deutsche Bank National Trust
                          Company, as trustee.